UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 21, 2025

MITESCO, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-53601	87-0496850
(State or another jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

505 Beachland Blvd., Suite 1377
Vero Beach, Florida 32963

(Address of principal executive offices) (Zip Code)

(844) 383-8689

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Financing Agreements - FY2025 Bridge Notes

The Company entered into Senior Secured 5% Original Issue Discount Promissory Notes with two (2) of its institutional investors for gross proceeds of $100,000 on May 19, 2025, funded on June 22, 2025 (“Notes”). The Notes are issued with an original issue discount (OID) of five percent (5%), bear no interest on the unpaid principal balance of Notes unless and until an event of default has occurred and in the event of default, accrue interest at a rate equal to 15% or, if less, the highest amount permitted by law payable from and after the occurrence and during the continuance of any event of default until the event of default is cured, and have a twelve (12) month term. The total face value of the Notes in aggregate is $105,000. An event of default includes, among others, failure to pay the debt on maturity date, breach of representation or warranty, occurrence of a material adverse event, failure to comply with reporting obligations with the Securities and Exchange Commission, or the loss of trading of Company’s common stock on the OTC Markets. In the event of default, the Notes are convertible at the election of the noteholder, into common stock of the Company.

This description does not fully describe the terms of the Notes and is qualified in its entirety by the form of agreement attached hereto as Exhibit 10.1

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure made under Item 1.01 above is incorporated herein by reference.  The Company issued the Notes to accredited Institutional investors in a transaction not involving a public offering pursuant to section 4(a)(2) of the United States Securities Act of 1933, as amended.

Series X Preferred Stock dividend payments in Q2 FY2025

The Company has outstanding 19,703 shares of its Series X Preferred stock whose total face value is $492,575, and which bears interest at 10% annually. The interest can be paid through the issuance of restricted common stock priced using the closing price per share on the 15th of each month.

The Company has issued a total of 33,347 shares of restricted common stock for the payment of its dividends on its Series X Preferred shares for Q2 FY2025. The issuances were as follows: Leath - 4,063 shares, Balencic – 4,063 shares, Mitchell – 4,063 shares, Anglo Irish – 21,158 shares.

Series A Preferred Stock redemptions during Q2 FY2025

As a part of its FY2024 Restructuring Plan the Company issued to certain holders of its notes and other securities a newly created a new Series A Amortizing Convertible Preferred Stock (the “Series A Shares” or “Series A Preferred Stock”) whose stated value is $25 per share. The Series A Shares may be converted into shares of common stock by dividing the stated value by $4.00 (the “Conversion Price”). The Series A Shares may be converted at the option of the holder at any time, or mandatorily by the Company if certain conditions set forth in the certificate of designation are met. As stipulated in the certificate of designation, unless converted, shares of Series A Preferred Stock will be redeemed by the Company, using common stock, or cash, 1/36th of the remaining amounts monthly beginning in January 2025. The cash redemption shall be at 105% of the original price of the Series A Preferred Stock (as adjusted) and common stock redemption shall be at a 10% discount to the average of the five lowest closing prices over a 30-trading day period.  The Company intends to accrue the redemption shares monthly and issue any shares to be used thereunder quarterly to reduce its expense.

The Company issued a total of 402,451 shares in redemption of $118,320 of its Series A Preferred Stock during Q2. The issuances were as follows: Pinz Capital – 76,504 shares, GS Capital – 220,684 shares, Jefferson Street - 48,071 shares, AJB – 29,280 shares (reduced from allowable to stay under 5% in total holdings), Cavalry/Mercer/CM – 27,911 shares in aggregate (reduced from allowable to stay under 5% total holdings).

Item 5.01 Changes in Control of the Registrant.

As a result of the issuances noted herein the total number of shares of common stock outstanding at June 30, 2025 is 11,742,807 for its Officers and Directors and those who own 5% of more voting control is as noted below:

Common shares outstanding at 06-30-2025	11,742,807	Preferred X shares outstanding at 03-31-2025	19,703	Votes from Preferred X super voting:	7,881,200		Total votng shares including common and super votes from Preferred X	19,624,007
Name	Amount and Nature of Beneficial Ownership of Common Stock	Percentage of Common Stock Beneficially Owned	Number of Shares of Series X Preferred Stock	Percentage of Series X Preferred Stock	Number of votes at 400 per share	Add common shares held at 06/30/2025	Total Votes	% of the Total Votes
MACK LEATH (1) (2)	385,540	3.28%	2,400	12.18%	960,000	381,477	1,341,477	6.84%
JORDAN BALENCIC (3)	266,178	2.27%	2,400	12.18%	960,000	260,644	1,220,644	6.22%
JIM CLIFTON (3)	-	0.00%	-	0.00%	-	-	-	0.00%
Current Executive Officers and Directors as a group (3 Persons)	651,718	5.55%	4,800	24.36%	1,920,000	642,121	2,562,121	13.06%

5% or more shareholders
JOHN MITCHELL (4)	306,086	2.61%	2,400	12.18%	960,000	306,086	1,266,086	6.45%
ANGLO IRISH MANAGEMENT, LLC (5)	174,641	1.49%	12,500	63.44%	5,000,000	174,641	5,174,641	26.37%

Notes to the above table:

(1)	includes 100,000 shares issued to a family member for acquisition of a software business
(2)	Mr. Leath is currently CEO, CFO and Chairman of the Board of Directors
(3)	Mr. Balencic and Mr. Clifton are currently a member of the Board of Directors
(4)	Mr. Mitchell is a former member of the Board of Directors
(5)	Based solely on representation by Anglo Irish Management LLC (“Anglo”). Daniel Hollis is the Manager of Anglo-Irish Management LLC, and its business address is 9057A Selborne Lane, Chatt Hills, GA 30268.

Item 9.01 Financial Statements and Exhibits.

Exhibits	Description
10.1	Form of Senior Secured 5% Original Issue Discount Promissory Note
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 25, 2025	MITESCO, INC.

	By:	/s/ Mack Leath
Mack Leath
Chairman and CEO

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